FXCM Inc. Announces Third Quarter 2013 Results

Releases October 2013 Operating Metrics

Third Quarter 2013 Summary:

•	Revenues of $113.2 million, a decrease of 1% versus Third Quarter 2012
•	Adjusted Pro Forma EBITDA of $33.0 million, a decrease of 11% versus Third Quarter 2012
•	Adjusted Pro Forma net income of $9.7 million or $0.13 per fully diluted share, a decrease of 22% and 24% respectively versus Third Quarter 2012
•	U.S. GAAP net loss attributable to FXCM Inc. of $5.1 million or $0.15 per diluted share - includes a $15.0 million reserve established for certain regulatory matters – versus net income of $4.5 million or $0.17 per diluted share in the Third Quarter 2012
•	Year to date 2013 cash flow from operating activities of $140.8 million versus $53.4 million in the same period 2012

October 2013 Operating Metrics Summary:

•	Retail customer trading volume of $315 billion, up 11% from September 2013
•	Institutional customer trading volume of $176 billion, down 3% from September 2013

NEW YORK, NY – November 7, 2013 – FXCM Inc. (NYSE: FXCM), a leading online provider of foreign exchange, or FX, trading and related services, today announced for the quarter ended September 30, 2013, revenues of $113.2 million, compared to $114.9 million for the quarter ended September 30, 2012, a decrease of 1%.

Adjusted Pro Forma EBITDA for the Third Quarter 2013 was $33.0 million, compared to $37.2 million for the Third Quarter 2012, a decrease of 11%. Adjusted Pro Forma Net Income was $9.7 million or $0.13 per share for the Third Quarter 2013, compared to $12.5 million or $0.17 per fully diluted, fully exchanged share for the Third Quarter 2012, a decrease of 22% and 24% respectively.

U.S. GAAP net loss attributable to FXCM Inc. was $5.1 million for the Third Quarter 2013 or ($0.15) per diluted FXCM Inc. Class A share, compared to net income of $4.5 million or $0.17 per diluted FXCM Inc. Class A share for the Third Quarter 2012. Third Quarter 2013 results include a $15.0 million reserve established for certain regulatory matters.

For the nine months ended September 30, 2013, revenues were $376.2 million, compared to $309.2 million for the nine months ended September 30, 2012, an increase of 22%.

Adjusted Pro Forma EBITDA for the nine months ended September 30, 2013 was $131.2 million, compared to $83.1 million for the nine months ended September 30, 2012, an increase of 58%. Adjusted Pro Forma Net Income was $50.5 million or $0.66 per fully diluted, fully exchanged share for the nine months ended September 30, 2013, compared to $32.9 million or $0.45 per fully diluted, fully exchanged share for the nine months ended September 30, 2012, an increase of 53% and 47%, respectively.

U.S. GAAP net income attributable to FXCM Inc. was $11.9 million for the nine months ended September 30, 2013 or $0.37 per diluted FXCM Inc. Class A share, compared to $6.0 million or $0.27 per diluted FXCM Inc. Class A share for the nine months ended September 30, 2012, an increase of 98%% and 37% respectively.

“Despite a muted trading environment, we are pleased to see the business still generating strong cash flow,” said Drew Niv Chief Executive Officer. “Volatility declined throughout the quarter, resulting in lower trading activity, but our business is built to withstand these headwinds.”

“When such market conditions occur, diversity and scale are critical. With $422 million of cash and all of our $155 million credit facility available – we have more than enough liquidity to pursue acquisitions and return capital to shareholders,” he added.

Adjusted Pro Forma results assume the conversion and exchange of all FXCM Holdings, LLC Units into FXCM Inc. Class A common stock, resulting in the elimination of the non-controlling interest and the corresponding adjustment to the entity’s tax provision. In addition, Adjusted Pro Forma results eliminate certain expenses not in the ordinary course of business as well as reclassifies the allocation of earnings of Lucid non-controlling members recorded as compensation expense to net income attributable to non-controlling interest.

FXCM Inc. today announced certain key operating metrics for October 2013 for its retail and institutional foreign exchange business. Monthly activities included:

October 2013 Operating Metrics

Retail Trading Metrics

•	Retail customer trading volume(1) of $315 billion in October 2013, 11% higher than September 2013 and 3% lower than October 2012.

•	Average retail customer trading volume(1) per day of $13.7 billion in October 2013, 1% higher than September 2013 and 3% lower than October 2012.

•	An average of 379,280 retail client trades per day in October 2013, 1% lower than September 2013 and 11% higher than October 2012.

•	Tradable accounts(2) of 188,814 as of October 31, 2013, a decrease of 174, or flat from September 2013, and a decrease of 14,900 or 7%, from October 2012.

Institutional Trading Metrics

•	Institutional customer trading volume(1) of $176 billion in October 2013, 3% lower than September 2013 and 232% higher than October 2012.

•	Average institutional trading volume(1) per day of $7.7 billion in October 2013, 10% lower than September 2013 and 235% higher than October 2012.

•	An average of 29,063 institutional client trades per day in October 2013, 24% lower than September 2013 and 397% higher than October 2012.

More information, including historical results for each of the above metrics, can be found on the investor relations page of the Company's corporate website, www.fxcm.com.

This operating data is preliminary and subject to revision and should not be taken as an indication of the financial performance of FXCM Inc. FXCM undertakes no obligation to publicly update or review previously reported operating data. Any updates to previously reported operating data will be reflected in the historical operating data that can be found on the Investor Relations page of the Company’s corporate website, www.fxcm.com.

(1) Volume that FXCM’s customers traded in period is translated into U.S. dollars.

(2) A Tradable Account is an account with sufficient funds to place a trade in accordance with FXCM’s trading policies.

Condensed Consolidated Adjusted Pro Forma and U.S. GAAP Results

	Unaudited Adjusted Pro Forma (thousands, except per share amounts)			Unaudited Adjusted Pro Forma (thousands except per share amounts)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	% Change	2013	2012	% Change

Total net revenues	$113,248	$114,948	-1%	$376,245	$309,221	22%

Referring broker fees	20,709	18,708	11%	64,481	58,865	10%
Compensation and benefits	23,194	21,778	7%	69,193	62,717	10%
Loss on equity method investments, net	183	-	0%	728	-	0%
Other expenses	36,174	37,270	-3%	110,595	104,509	6%
EBITDA	32,988	37,192	-11%	131,248	83,130	58%

Depreciation and amortization	12,849	11,717	10%	37,304	24,761	51%
Interest on borrowings	2,869	1,158	148%	4,976	1,698	193%
Income before income taxes	17,270	24,317	-29%	88,968	56,671	57%

Income tax provision	5,136	7,397	-31%	24,096	18,489	30%

Net income	12,134	16,920	-28%	64,872	38,182	70%

Net income attributable to non-controlling interest in FXCM Holdings, LLC	-	-	-	-	-	-
Net income attributable to non-controlling interest in Lucid Markets Trading Limited and Faros Trading LLC	2,466	4,381	-44%	14,387	5,254	174%

Net income attributable to FXCM Inc.	$9,668	$12,539	-23%	$50,485	$32,928	53%

Pro forma fully exchanged, fully diluted weighted average shares outstanding	76,374	75,103	2%	75,952	73,548	3%

Earnings per share	$0.13	$0.17	-24%	$0.66	$0.45	47%

	Unaudited U.S. GAAP			Unaudited U.S. GAAP
	(thousands, except per share amounts)			(thousands, except per share amounts)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	% Change	2013	2012	% Change

Total net revenues	$113,248	$114,948	-1%	$376,245	$309,221	22%

Compensation and benefits	28,809	24,156	19%	78,929	81,175	-3%
Allocation of net income to Lucid members for services provided	2,996	-	0%	18,000	-	0%
Total compensation and benefits	31,805	24,156	32%	96,929	81,175	19%
Referring broker fees	20,709	18,708	11%	64,481	58,865	10%
Other expenses	51,174	37,771	35%	125,595	108,935	15%
Loss on equity method investments, net	183	-	0%	728	-	0%
Depreciation and amortization	12,849	11,717	10%	37,304	24,761	51%
Interest on borrowings	2,869	1,158	148%	4,976	1,698	193%
Income (loss) before income taxes	(6,341)	21,438	-130%	46,232	33,787	37%

Income tax provision	2,444	3,598	-32%	16,793	4,856	246%

Net income (loss)	(8,785)	17,840	-149%	29,439	28,931	2%

Net income (loss) attributable to non-controlling interest in FXCM Holdings, LLC	(3,133)	8,946	-135%	21,190	17,717	20%

Net income (loss) attributable to non-controlling interest in Lucid Markets Trading Limited and Faros Trading LLC	(530)	4,381	-112%	(3,613)	5,254	-169%

Net income (loss) attributable to FXCM Inc.	$(5,122)	$4,513	-213%	$11,862	$5,960	99%

Net income (loss)	$(5,122)	$4,513	-213%	$11,862	$5,960	99%

Weighted average Class A shares outstanding - Basic	33,718	26,913	25%	30,983	22,416	38%
Weighted average Class A shares outstanding - Diluted	34,469	26,913	28%	32,009	22,416	43%

Net income (loss) per Class A share
Basic	$(0.15)	$0.17	-188%	$0.38	$0.27	41%
Net income (loss) per Class A share
Diluted	$(0.15)	$0.17	-188%	$0.37	$0.27	37%

Selected Operating Metrics

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	% Change	2013	2012	% Change

Total trading volume ($ in billions)	$980	$861	14%	$3,172	$2,715	17%

Total institutional trading volume ($ in billions)	$576	$156	269%	$1,507	$956	58%

Total active accounts	182,146	171,274	6%	182,146	171,274	6%

Trading days in period	66	65	2%	194	195	-1%

Daily average trades	417,845	345,790	21%	457,620	363,893	26%

Daily average trades per active account	2.3	2.0	15%	2.5	2.1	19%

Retail trading revenue per million traded	$89	$99	-10%	$89	$94	-5%

Total customer equity ($ in millions)	$1,264	$1,278	-1%	$1,264	$1,278	-1%

Non-GAAP Financial Measures

Adjusted Pro Forma EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per fully diluted share are non-GAAP financial measures. These measures do not represent and should not be considered as a substitute for net income, net income attributable to FXCM Inc. or net income per Class A share or as a substitute for cash flow from operating activities, each as determined in accordance with GAAP, and our calculations of these measures may not be comparable to similarly entitled measures reported by other companies. See “Adjusted Pro Forma Results” beginning on A-3 of this release for additional information regarding these non-GAAP financial measures and for reconciliations of such measure to the most directly comparable measures calculated in accordance with GAAP.

Declaration of Quarterly Dividend

The company also announced today that its board of directors has declared a quarterly dividend of $0.06 per share on its outstanding Class A common stock. The dividend is payable on December 30, 2013 to Class A stockholders of record at the close of business on December 19, 2013.

Conference Call

As previously announced, FXCM Inc. will host a conference call to discuss the results at 8:15 a.m. (EDT). This conference call will be available to domestic participants by dialing 877.303.9132 or 408.337.0136 for international participants. The conference ID number is 92521692.

A live, audio webcast, a copy of FXCM's earnings release, and a presentation and replay of this conference call will also be available at http://ir.fxcm.com/.

Disclosure Regarding Forward-Looking Statements

In addition to historical information, this earnings release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect FXCM Inc.’s current views with respect to, among other things, its operations and financial performance for the future. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,”“expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. FXCM Inc. believes these factors include but are not limited to evolving legal and regulatory requirements of the FX industry, the limited operating history of the FX industry, risks related to the protection of its proprietary technology, risks related to its dependence on FX market makers, market conditions and those other risks described under “Risk Factors” in FXCM Inc.’s Annual Report on Form 10-K and other SEC filings, which are accessible on the SEC website at sec.gov.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our SEC filings. FXCM Inc. undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

About FXCM Inc.

FXCM Inc. (NYSE: FXCM) is a global online provider of foreign exchange, or FX, trading and related services to retail and institutional customers world-wide.

At the heart of FXCM's client offering is No Dealing Desk FX trading. Clients benefit from FXCM's large network of forex liquidity providers enabling FXCM to offer competitive spreads on major currency pairs. Clients have the advantage of mobile trading, one-click order execution and trading from real-time charts. FXCM's U.K. subsidiary, Forex Capital Markets Limited, offers Contract for Difference (“CFD”) products with no re-quote trading and allows clients to trade oil, gold, silver and stock indices along with FX on one platform. In addition, FXCM offers educational courses on FX trading and provides free news and market research through DailyFX.com.

Trading foreign exchange and CFDs on margin carries a high level of risk, and may not be suitable for all. Read full disclaimer.

For Media:

Jaclyn Klein, 646-432-2463

Vice-President, Corporate Communications

jklein@fxcm.com

ANNEX I

FXCM Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited )

	Three Months Ended September 30		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenues

Retail trading revenue	$86,974	$85,237	$282,296	$255,833
Institutional trading revenue	22,856	25,868	82,204	42,908
Trading revenue	109,830	111,105	364,500	298,741

Interest income	537	990	1,886	2,910
Brokerage interest expense	(63)	(66)	(187)	(235)
Net interest income	474	924	1,699	2,675

Other operating income	2,944	2,919	10,046	7,805

Total net revenues	113,248	114,948	376,245	309,221

Operating Expenses

Compensation and benefits	28,809	24,156	78,929	81,175
Allocation of net income to Lucid members for services provided	2,996	-	18,000	-
Total compensation and benefits	31,805	24,156	96,929	81,175
Referring broker fees	20,709	18,708	64,481	58,865
Advertising and marketing	6,305	7,509	19,813	23,266
Communication and technology	10,111	9,600	28,231	26,591
Trading costs, prime brokerage and clearing fees	6,809	6,981	23,708	10,187
General and administrative	27,949	13,681	53,843	48,891
Depreciation and amortization	12,849	11,717	37,304	24,761

Total operating expenses	116,537	92,352	324,309	273,736

Total operating income (loss)	(3,289)	22,596	51,936	35,485

Loss on equity method investments, net	183	-	728	-
Interest on borrowings	2,869	1,158	4,976	1,698

Income (loss) before income taxes	(6,341)	21,438	46,232	33,787
Income tax provision	2,444	3,598	16,793	4,856
Net income (loss)	(8,785)	17,840	29,439	28,931
Net income (loss) attributable to non-controlling interest in FXCM Holdings, LLC	(3,133)	8,946	21,190	17,717
Net income (loss) attributable to non-controlling interest in Lucid Markets Trading Limited and Faros Trading LLC	(530)	4,381	(3,613)	5,254
Net income (loss) attributable to FXCM Inc.	$(5,122)	$4,513	$11,862	$5,960

Net Income (loss)	$(5,122)	$4,513	$11,862	$5,960

Weighted average Class A shares outstanding - Basic	33,718	26,913	30,983	22,416
Weighted average Class A shares outstanding - Diluted	34,469	26,913	32,009	22,416

Net Income (loss) per Class A Share
Basic	$(0.15)	$0.17	$0.38	$0.27
Diluted	$(0.15)	$0.17	$0.37	$0.27

A-1

FXCM Inc.

Condensed Consolidated Statements of Financial Condition

As of September 30, 2013 and December 31, 2012

(Amounts in thousands except share data)

	(Unaudited)
	September 30,	December 31,
	2013	2012

Assets

Current assets
Cash and cash equivalents	$421,945	$272,332
Cash and cash equivalents, held for customers	1,264,265	1,190,762
Due from brokers	905	8,040
Accounts receivables, net	9,095	5,485
Deferred tax asset	11,211	10,598
Tax receivable	3,029	6,003
Total current assets	1,710,450	1,493,220
Deferred tax asset	157,289	117,221
Office, communication and computer equipment, net	51,743	50,316
Goodwill	305,375	285,654
Other intangible assets, net	83,720	97,792
Other assets	25,910	20,967
Total assets	$2,334,487	$2,065,170

Liabilities and Equity

Current liabilities
Customer account liabilities	$1,264,265	$1,190,762
Accounts payable and accrued expenses	79,495	52,635
Credit agreement	-	85,000
Notes payable	15,300	22,867
Due to brokers	33,077	14,494
Deferred tax liability	14	7,100
Due to related parties pursuant to tax receivable agreement	16,556	13,569
Total current liabilities	1,408,707	1,386,427
Other liabilities	15,566	4,206
Deferred tax liability	3,699	12,351
Due to related parties pursuant to tax receivable agreement	123,764	87,271
Senior convertible notes	145,043	-
Total liabilities	1,696,779	1,490,255

Commitments and Contingencies

Stockholders' Equity
Class A common stock, par value $0.01 per share;	439	347
3,000,000,000 shares authorized, 43,886,834 and 34,683,599 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively
Class B common stock, par value $0.01 per share;	1	1
1,000,000 shares authorized, 42 and 43 shares issued
and outstanding as of September 30, 2013 and December 31, 2012, respectively
Additional paid-in-capital	242,039	171,390
Retained earnings	16,061	11,122
Accumulated other comprehensive loss	(4,200)	(1,301)
Total stockholders' equity FXCM Inc.	254,340	181,559
Non-controlling interests	383,368	393,356
Total stockholders' equity	637,708	574,915
Total liabilities and stockholders' equity	$2,334,487	$2,065,170

A-2

Adjusted Pro Forma Results

Throughout the discussion of FXCM Inc.’s results, information is presented on an Adjusted Pro Forma basis, which is a non-generally accepted accounting principles (“non-GAAP”) measure. Adjusted Pro Forma results begin with information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), adjusted to exclude certain items and reflects the conversion of all units of FXCM Holdings, LLC for shares of Class A common stock of FXCM Inc. The Company’s management believes that the disclosed Adjusted Pro Forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare FXCM’s results across several periods and facilitate an understanding of FXCM’s operating results. The Company uses these measures to evaluate its operating performance, as well as the performance of individual employees. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The differences between Adjusted Pro Forma and U.S. GAAP results are as follows:

1.	Assumed Exchange of Units of FXCM Holdings, LLC for FXCM Inc. Class A Shares. As a result of the exchange of FXCM Holdings units, the non-controlling interest related to these units is converted to controlling interest. The Company’s management believes that it is useful to provide the per-share effect associated with the assumed exchange of all FXCM Holdings units.

2.	Compensation Expense. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate expense relating to stock based compensation relating to the Company’s initial public offering as well as costs associated with the renegotiation or termination of certain employment contracts that held profit sharing interests in the performance of the Company’s business units. Given the nature of these expenses, they are not viewed by management as expenses incurred in the ordinary course of business and management believes it is useful to provide the effects of eliminating these expenses.

3.	Lucid Minority Interest/Compensation Expense. Our reported U.S. GAAP results reflect the portion of the 49.9% of Lucid earnings allocated among the non-controlling members of Lucid based on services provided as a component of compensation expense under “Allocation of Net Income to Lucid Members for Services Provided.” Adjustments have been made to the Adjusted Pro Forma Earnings to reclassify this allocation of Lucid’s earnings attributable to non-controlling members to “Net income attributable to non-controlling interest in Lucid.” The Company’s management believes that this reclassification provides a more meaningful view of the Company’s operating expenses and the Company’s economic arrangement with Lucid’s non-controlling members. This adjustment has no impact on net income as reported by FXCM Inc.

4.	Acquisition Costs. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate certain acquisition related costs. Given the nature of these expenses, they are not viewed by management as expenses incurred in the ordinary course of business and management believes it is useful to provide the effects of eliminating these expenses.

5.	Regulatory Costs. Adjustments have been made to the Adjusted Pro Forma Earnings to eliminate certain costs (including client reimbursements) associated with ongoing discussions and settling certain historical trade execution matters with the Company’s regulators. Given the nature of these expenses they are not viewed by management as expenses incurred in the ordinary course of business and management believes it is useful to provide the effects of eliminating these expenses.

A-3

6.	Income Taxes. Prior to the initial public offering FXCM was organized as a series of limited liability companies and foreign corporations, and even following the initial public offering not all of the Company’s income is subject to corporate-level taxes. As a result, adjustments have been made to the Adjusted Pro Forma earnings to assume that the Company has adopted a conventional corporate tax structure and is taxed as a C corporation in the U.S. at the prevailing corporate rates. This assumption is consistent with the assumption that all of FXCM Holdings’ units are exchanged for shares of FXCM Inc. Class A common stock, as discussed in Item 1 above, as the assumed exchange would change the tax structure of the Company. In addition, the Adjusted Pro Forma income tax provision reflects the tax effect of any adjusted pro forma adjustments.

A-4

FXCM Inc.

Adjusted Pro Forma Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited )

	Three Months Ended September 30,
	2013					2012
	As			Adjusted		As			Adjusted
	Reported	Adjustments		Pro Forma		Reported	Adjustments		Pro Forma
Revenues

Retail trading revenue	$86,974	-		$86,974		$85,237	-		$85,237
Institutional trading revenue	22,856	-		22,856		25,868	-		25,868
Trading revenue	109,830	-		109,830		111,105	-		111,105

Interest income	537	-		537		990	-		990
Brokerage interest expense	(63)	-		(63)		(66)	-		(66)
Net interest income	474	-		474		924	-		924

Other operating income	2,944	-		2,944		2,919	-		2,919

Total net revenues	113,248	-		113,248		114,948	-		114,948

Operating Expenses

Compensation and benefits	28,809	(5,615	)(1)	23,194		24,156	(2,378	)(5)	21,778
Allocation of net income to Lucid members for services provided	2,996	(2,996	)(2)	-		-	-		-
Total compensation and benefits	31,805	(8,611)		23,194		24,156	(2,378)		21,778
Referring broker fees	20,709	-		20,709		18,708	-		18,708
Advertising and marketing	6,305	-		6,305		7,509	-		7,509
Communication and technology	10,111	-		10,111		9,600	-		9,600
Trading costs, prime brokerage and clearing fees	6,809			6,809		6,981	-		6,981
General and administrative	27,949	(15,000	)(8)	12,949		13,681	(501	)(6)	13,180
Depreciation and amortization	12,849	-		12,849		11,717	-		11,717
Total operating expenses	116,537	(23,611)		92,926		92,352	(2,879)		89,473

Total operating income (loss)	(3,289)	23,611		20,322		22,596	2,879		25,475

Loss on equity method investments, net	183	-		183		-	-		-
Interest on borrowings	2,869	-		2,869		1,158	-		1,158

Income (loss) before income taxes	(6,341)	23,611		17,270		21,438	2,879		24,317
Income tax provision	2,444	2,692	(3)	5,136		3,598	3,799	(3)	7,397
Net income (loss)	(8,785)	20,919		12,134		17,840	(920)		16,920
Net income (loss) attributable to non-controlling interest in FXCM Holdings, LLC	(3,133)	3,133	(4)	-		8,946	(8,946	)(4)	-
Net income (loss) attributable to non-controlling interest in Lucid Markets Trading Limited and Faros Trading LLC	(530)	2,996	(2)	2,466		4,381	-		4,381
Net income (loss) attributable to FXCM Inc.	$(5,122)	$14,790		$9,668		$4,513	$8,026		$12,539

Diluted weighted average shares outstanding as reported and pro forma fully exchanged, fully diluted weighted average shares outstanding	34,469			76,374	(7)	26,913			75,103	(7)

Diluted net income (loss) per share as reported and adjusted pro forma net income per fully exchanged, fully diluted weighted average shares outstanding	$(0.15)			$0.13		$0.17			$0.17

(1) Represents the elimination of equity-based compensation associated with the IPO and a charge incurred in connection with the termination of an employment contract in the Company's retail business.

(2) Represents the reclassification of the portion of the 49.9% of Lucid’s earnings attributed to non-controlling interest recorded as compensation for U.S. GAAP purposes to Net income attributable to non-controlling interest in Lucid Markets Trading Limited.

(3) Represents an adjustment to reflect an effective corporate tax rate of approximately 29.7% and 30.4% for the three months ended September 30, 2013 and 2012, respectively assuming a full exchange of existing unitholders FXCM Holdings, LLC ("Holdings") units for shares of Class A common stock of the Company and the tax effect of any pro forma adjustments.

(4) Represents the elimination of the non-controlling interest associated with the ownership by existing unitholders of  Holdings (excluding FXCM, Inc.), as if the unitholders had fully exchanged their Holdings units  for shares of Class A common stock of the Company.

(5)  Represents the elimination of equity-based compensation associated with the IPO and the termination or renegotiation of certain employment contracts in the Company's institutional and retail businesses.

(6) Represents the elimination of certain acquisition-related costs and the elimination of costs (including client reimbursements) associated with settling historical trade execution issues with the Financial Services Agency of Japan.

(7) Fully diluted shares assuming all unitholders had fully exchanged their  Holdings units for shares of Class A common stock of the Company.

(8) Represents an adjustment to reflect a reserve established relating to ongoing discussions with the Financial Conduct Authority (the "FCA") in the United Kingdom ("UK") regarding pre August 2010 trade execution practices.

A-5

FXCM Inc.

Adjusted Pro Forma Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited )

	Nine Months Ended September 30,
	2013						2012

	As			Adjusted		As			Adjusted
	Reported	Adjustments		Pro Forma		Reported	Adjustments		Pro Forma
Revenues

Retail trading revenue	$282,296	-		$282,296		$255,833	-		$255,833
Institutional trading revenue	82,204	-		82,204		42,908	-		42,908
Trading revenue	364,500	-		364,500		298,741	-		298,741

Interest income	1,886	-		1,886		2,910	-		2,910
Brokerage interest expense	(187)	-		(187)		(235)	-		(235)
Net interest income	1,699	-		1,699		2,675	-		2,675

Other operating income	10,046	-		10,046		7,805	-		7,805

Total net revenues	376,245	-		376,245		309,221	-		309,221

Operating Expenses

Compensation and benefits	78,929	(9,736	)(1)	69,193		81,175	(18,458)		62,717
Allocation of net income to Lucid members for services provided	18,000	(18,000	)(2)	-		-	-		-
Total compensation and benefits	96,929	(27,736)		69,193		81,175	(18,458	)(5)	62,717
Referring broker fees	64,481	-		64,481		58,865	-		58,865
Advertising and marketing	19,813	-		19,813		23,266	-		23,266
Communication and technology	28,231	-		28,231		26,591	-		26,591
Trading costs, prime brokerage and clearing fees	23,708	-		23,708		10,187	-		10,187
General and administrative	53,843	(15,000	)(8)	38,843		48,891	(4,426	)(6)	44,465
Depreciation and amortization	37,304			37,304		24,761	-		24,761
Total operating expenses	324,309	(42,736)		281,573		273,736	(22,884)		250,852

Total operating income	51,936	42,736		94,672		35,485	22,884		58,369
Loss on equity method investments, net	728	-		728		-	-		-
Interest on borrowings	4,976	-		4,976		1,698	-		1,698

Income before income taxes	46,232	42,736		88,968		33,787	22,884		56,671
Income tax provision	16,793	7,303	(3)	24,096		4,856	13,633	(3)	18,489
Net income	29,439	35,433		64,872		28,931	9,251		38,182
Net income attributable to non-controlling interest in FXCM Holdings, LLC	21,190	(21,190	)(4)	-		17,717	(17,717	)(4)	-
Net income (loss) attributable to non-controlling interest in Lucid Markets Trading Limited and Faros Trading LLC	(3,613)	18,000		14,387		5,254	-		5,254
Net income attributable to FXCM Inc.	$11,862	$38,623		$50,485		$5,960	$26,968		$32,928

Diluted weighted average shares outstanding as reported and pro forma fully exchanged, fully diluted weighted average shares outstanding	32,009			75,952	(7)	22,416			73,548	(7)

Diluted net income per share as reported and adjusted pro forma net income per fully exchanged, fully diluted weighted average shares outstanding	$0.37			$0.66		$0.27			$0.45

(1) Represents the elimination of equity-based compensation associated with the IPO and a charge incurred in connection with the termination of an employment contract in the Company's retail business.

(2) Represents the reclassification of the portion of the 49.9% of Lucid’s earnings attributed to non-controlling interest recorded as compensation for U.S. GAAP purposes to Net income attributable to non-controlling interest in Lucid Markets Trading Limited.

(3) Represents an adjustment to reflect an effective corporate tax rate of approximately 27.1% and 32.6% for the nine months ended September 30, 2013 and 2012, respectively assuming a full exchange of existing unitholders Holdings units for shares of Class A common stock of the Company and the tax effect of any pro forma adjustments.

(4) Represents the elimination of the non-controlling interest associated with the ownership by existing unitholders of  Holdings (excluding FXCM, Inc.), as if the unitholders had fully exchanged their Holdings units  for shares of Class A common stock of the Company.

(5)  Represents the elimination of equity-based compensation associated with the IPO and the termination or renegotiation of certain employment contracts in the Company's institutional and retail businesses.

(6) Represents the elimination of certain acquisition-related costs and the elimination of costs (including client reimbursements) associated with settling historical trade execution issues with the Financial Services Agency of Japan.

(7) Fully diluted shares assuming all unitholders had fully exchanged their  Holdings units for shares of Class A common stock of the Company.

(8) Represents an adjustment to reflect a reserve established relating to ongoing discussions with the FCA in the UK regarding pre August 2010 trade execution practices.

A-6

FXCM Inc.

Reconciliation of EBITDA to U.S. GAAP Net Income

(In thousands)

(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	Adjusted Pro Forma		U.S. GAAP		Adjusted Pro Forma		U.S. GAAP
	2013	2012	2013	2012	2013	2012	2013	2012

Revenues	$113,248	$114,948	$113,248	$114,948	$376,245	$309,221	$376,245	$309,221

Net income (loss) attributable to FXCM Inc.	$9,668	$12,539	$(5,122)	$4,513	$50,485	$32,928	$11,862	$5,960
Net income (loss) attributable to non-controlling interest in FXCM Holdings, LLC	-	-	(3,133)	8,946	-	-	21,190	17,717
Net income (loss) attributable to non-controlling interest in Lucid Markets Trading Limited and Faros Trading LLC	2,466	4,381	(530)	4,381	14,387	5,254	(3,613)	5,254
Provision for income taxes	5,136	7,397	2,444	3,598	24,096	18,489	16,793	4,856
Depreciation and amortization	12,849	11,717	12,849	11,717	37,304	24,761	37,304	24,761
Interest on borrowings	2,869	1,158	2,869	1,158	4,976	1,698	4,976	1,698
EBITDA	$32,988	$37,192	$9,377	$34,313	$131,248	$83,130	$88,512	$60,246

A-7